UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2020

Ecoark Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53361	30-0680177
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5899 Preston Road #505, Frisco, TX	75034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 479-259-2977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	ZEST	OTCQB

Item 1.01. Entry into a Material Definitive Agreement.

On May 10, 2020, Ecoark Holdings, Inc., a Nevada corporation (the “Company”) entered into letter agreements (the “Letter Agreements”) with accredited institutional investors (the “Investors”) holding 1,379,313 Common Stock Purchase Warrants issued on November 13, 2019 with an exercise price of $0.725 (“$0.725 Warrants”) and holding 5,882,358 Common Stock Purchase Warrants with an exercise price of $0.90 (“$0.90 Warrants and, collectively with the $0.725 Warrants, the “Existing Warrants”) The Existing Warrants have been registered for resale pursuant to registration statement on Form S-1 (File No. 333-235456) (the “Registration Statement”). In consideration for the investors exercising in full all of the Existing Warrants (the “Warrant Exercise”) on or before May 18, 2020, the Company has agreed to issue the investors Common Stock Purchase Warrants (“New Warrants”) pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, to purchase up to a number of shares of Common Stock equal to 100% the number of shares issued upon the exercise of the $0.90 Warrants pursuant to the Warrant Exercise, which New Warrant shall be substantially in the form of the $0.90 Warrants, except for that the exercise price of the New Warrant shall be equal to $1.10.

The foregoing description of the Letter Agreements and the Replacement Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Letter Agreement and form of Replacement Warrant attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and each incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the discussion in Item 1.01 to this Current Report on Form 8-K, which discussion is incorporated in this Item by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description.
10.1	Form of Letter Agreement
10.2	Form of Replacement Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

May 11, 2020	Ecoark Holdings, Inc.

	By:	/s/ Randy May
Randy May Chief Executive Officer

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